Exhibit 32.1



                  Certification Required by 18 U.S.C. Sec. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

     In connection with the filing by Assure Data, Inc. (the "Company") of the Quarterly Report on Form 10-QSB for the period ending September 30, 2007 (the "Report"), the undersigned hereby certifies:

         1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial respects, the financial condition and results of operations of the Company.



                                       Date:  November 13, 2007

                                        /s/  Robert Lisle
                                       -----------------------------------------
                                       Robert Lisle, Chief Executive Officer and
                                       Chief Financial Officer